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                                 WT MUTUAL FUND

SUPPLEMENT DATED JANUARY 28, 2004 TO STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED NOVEMBER 1, 2003

The information in this Supplement updates the corresponding information in, and should be read in conjunction with, the SAI of the Wilmington Large Cap Core Portfolio, the Wilmington Large Cap Value Portfolio, the Wilmington Large Cap Growth Portfolio, the Wilmington Small Cap Core Portfolio, the Wilmington Small Cap Growth Portfolio, the Wilmington Municipal Bond Portfolio, the Wilmington Short/Intermediate Portfolio, the Broad Market Bond Portfolio, the Wilmington Short-Term Income Portfolio, the Wilmington Premier Money Market Portfolio, the Wilmington Prime Money Market Portfolio, the Wilmington Tax-Exempt Portfolio, the Wilmington U.S Government Portfolio, the Balentine Premier Money Market Portfolio, the Wilmington International Multi-Manager Portfolio, the Wilmington Real Estate Portfolio, the Wilmington Large Cap Strategic Allocation Fund, the Wilmington Mid Cap Strategic Allocation Fund, the Wilmington Small Cap Strategic Allocation Fund, the Wilmington Balanced Portfolio, the CRM Large Cap Value Fund, the CRM Mid Cap Value Fund, the CRM Small Cap Value Fund and the Roxbury Mid Cap Fund (the "Portfolios").

As of January 2, 2004 Professional Funds Distributor, LLC, located at 760 Moore Road, King of Prussia, Pennsylvania 19406 replaces PFPC Distributors, Inc. as the distributor for the Portfolios.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE